UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

Tilray, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38594	82-4310622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Maughan Road Nanaimo, BC, Canada		V9X IJ2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 845-7291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Natura

On February 15, 2019, Tilray, Inc. (“Tilray”) completed the acquisition of Natura Naturals Holdings Inc. (“Natura”) for total consideration of up to C$70 million. The acquisition of Natura occurred pursuant to a plan of arrangement under Section 182 of the Business Corporations Act (Ontario) (the “Natura Arrangement”). On the date of closing, Tilray issued an aggregate of 180,332 shares of Class 2 Common Stock (the “Common Stock”) and paid C$15 million in cash (less the deduction of certain transaction expenses incurred by Natura) to the shareholders of Natura. A description of the additional consideration and the other terms of the Natura Arrangement and a copy of the Arrangement Agreement pursuant to which the Natura Arrangement occurred are included in the Current Report on Form 8-K filed by Tilray on January 24, 2019. Such description and the copy of such Arrangement Agreement is incorporated herein by reference.

Manitoba Harvest

On February 28, 2019, Tilray completed the acquisition of FHF Holdings Ltd. (“Manitoba Harvest”) for an aggregate maximum purchase price of C$419 million, pending the achievement of certain milestones after the closing of the transaction. The acquisition of Manitoba Harvest occurred pursuant to a plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Manitoba Arrangement”). On the date of closing, Tilray issued an aggregate of 1,209,946 shares of Common Stock and paid C$127.5 million in cash (less the deduction of certain transaction expenses incurred in respect of the Manitoba Arrangement) to the shareholders of Manitoba Harvest. A description of the additional consideration and the other terms of the Manitoba Arrangement and a copy of the Arrangement Agreement pursuant to which the Manitoba Arrangement occurred are included in the Current Report on Form 8-K filed by Tilray on February 25, 2019. Such description and such copy of such Arrangement Agreement is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in (or incorporated by reference into) Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The securities issued and to be issued to the security holders of Natura and Manitoba Harvest in the Natura Arrangement and Manitoba Arrangement, respectively, were issued or will be issued in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act.

Item 9.01	Financial Statement and Exhibits

(a) Financial statements of business acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, Tilray will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to one or more amendments to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date each respective initial Current Report on Form 8-K reporting the acquisition of Natura and Manitoba Harvest was required to be filed.

(b) Pro forma financial information.

As permitted by Item 9.01(b)(2) of Form 8-K, Tilray will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to one or more amendments to this Current Report on Form 8-K not later than seventy-one (71) calendar days after each respective initial Current Report on Form 8-K reporting the acquisition of Natura and Manitoba Harvest was required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1*	Arrangement Agreement among Tilray, Inc. and High Park Gardens Inc. and Natura Natural Holdings Inc. dated January 21, 2019 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tilray on January 24, 2019)

2.2*	Arrangement Agreement among 1197879 B.C. Ltd. and FHF Holdings Ltd. and Tilray, Inc. and the Shareholder Representative and Each Other Shareholder Bound by this Agreement dated February 19, 2019 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tilray on February 25, 2019).

2.3*	Amending Agreement by and among Tilray, Inc. 1197879 B.C. Ltd., FHF Holdings Ltd. and Compass Group Diversified Holdings, LLC dated February 27, 2019.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulations S-K. The registrant will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tilray, Inc.

Dated: March 4, 2019	By:	/s/ Brendan Kennedy
Brendan Kennedy
Chief Executive Officer